                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Equity Income Fund-- Utility Stock Series--10

We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 33-11204 of our opinion dated November 5, 1996 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
November 13, 1996